                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     October 31, 2002



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-19974                  33-0022692
           --------                      -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                        -----
  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

         On October 31, 2002, ICU Medical, Inc. (the "Company"), pursuant to an agreement signed on October 29, 2002, acquired the following securities of Bio-Plexus, Inc. from ComVest Venture Partners, L.P. and other investors (referred to as "ComVest"):

                  9,695,961 shares of Common Stock, representing 84% of the common stock outstanding;

                  Warrants to purchase 1,294,788 shares of Common Stock at an exercise price of $2.28 per share;

                  $2,499,999, 7% Senior Subordinated Non-convertible Promissory Notes (the "Notes").

                  The aggregate consideration paid was $6,404,667 for the Common Stock and warrants and $2,499,999 for the Notes. In addition, the Company paid Commonwealth Associates, L.P. a termination fee of $290,879.

         All consideration was paid in cash from working capital of the Company.

         On November 4, 2002, the Company acquired 99,350 shares of Common Stock of Bio-Plexus, Inc. from certain shareholders for aggregate consideration of $65,626, equal to $0.66055 per share, the same price paid to ComVest. All consideration was paid in cash from working capital of the Company.

         On November 7, Bio-Plexus, Inc. issued and sold 3,789,078 shares of Common Stock of Bio-Plexus, Inc. to the Company in cancellation of the Notes and accrued interest at the rate of one share for each $0.66055 of indebtedness cancelled.

         On November 12, 2002, the Company acquired 99,891 shares of Common Stock of Bio-Plexus, Inc. from a stockholder for aggregate consideration of $65,983, equal to $0.66055 per share, the same price paid to ComVest. All consideration was paid in cash from working capital of the Company.

         On November 13, 2002 the Company contributed 13,684,280 shares of Common Stock of Bio-Plexus, Inc., representing 90.9% of Bio-Plexus, Inc.'s outstanding Common Stock, to Bio-Plexus Merger Corp., Inc. a wholly-owned subsidiary of the Company Bio-Plexus Merger Corp., was merged into Bio-Plexus, Inc.; the 1,375,415 outstanding shares of Bio-Plexus, Inc. not owned by the Company became a right to receive $908,599 cash, at a rate of $0.6606 per share; and Bio-Plexus, Inc. became a wholly-owned subsidiary of the Company. The cash consideration will be paid from working capital of the Company.

         Bio-Plexus is engaged in the design, development, manufacture, sale and licensing of medical products designed to prevent the infection of healthcare workers through accidental needlesticks. Bio-Plexus's principal products are blood collection needles under the PUNCTUR-GUARD(R) name, that are designed to eliminate exposure to sharp, contaminated needles.

         The transaction will be accounted for as a purchase under generally accepted accounting principles.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a)      Financial Statements of Business Acquired

         The financial statements of Bio-Plexus, Inc. at December 31, 2001 and for the three years then ended and the report of independent auditors are incorporated by reference to Bio-Plexus, Inc.'s Form 10-K filed with the Securities and Exchange Commission (Commission file number 0-24218) for the year ended December 31, 2001.

         The unaudited condensed financial statements of Bio-Plexus, Inc. at June 30, 2002 and for the six months then ended are incorporated by reference to Bio-Plexus, Inc.'s Form 10-Q filed with the Securities and Exchange for the quarter ended June 30, 2002.

(b)      Pro Forma Financial Information

         ICU Medical, Inc. and Bio-Plexus, Inc.:

         Unaudited Pro Forma Condensed Combined Balance Sheets at June 30, 2002

         Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the Year Ended December 31, 2001

         Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations for the Six Months Ended June 30, 2002

(c)      Exhibits

         2.1      Securities Purchase Agreement. (1)

         2.2      Note Purchase Agreement. (1)

         23.1     Consent of Independent Public Accountants

         99.1 Financial Statements of Bio-Plexus, Inc. at December 31, 2001 and the three years then ended (3)

                  Report of Independent Accountants

                  Balance Sheets at December 31, 2001 and 2000

                  Statements of Operations for the years ended December 31, 2001, 2000 and 1999

                  Statements of Changes in Shareholders' Equity (Deficit) for the years ended December 31, 2001, 2000 and 1999

                  Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999

                  Notes to Financial Statements

         99.2 Condensed Financial Statements of Bio-Plexus, Inc. at June 30, 2002 and for the three and six months then ended (3)

                  Condensed Balance Sheets at June 30, 2002 (unaudited) and December 31, 2001

                  Condensed Statements of Operations (unaudited) for the three months ended June 30, 2002 and 2001

                  Condensed Statements of Operations (unaudited) for the six months ended June 30, 2002 and 2001

                  Condensed Statements of Cash Flows (unaudited) for the six months ended June 30, 2002 and 2001

                  Notes to Condensed Financial Statements (unaudited)

         99.3     Press Release dated October 30, 2002. (2)

         99.4     Press Release dated November 1, 2002. (3)

         (1) Filed as an Exhibit to Registrant's Schedule 13D November 12, 2002 and incorporated herein by reference.

         (2) Filed as an Exhibit to Registrant's current Report on Form 8-K dated October 21, 2002 and incorporated herein by reference.

         (3) Filed as an Exhibit to Registrant's current Report on Form 8-K dated November 13, 2002 and incorporated herein by reference.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined consolidated balance sheet as of June 30, 2002 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2001 and the six months ended June 30, 2002 are based on our historical financial statements and those of Bio-Plexus after giving effect to the purchase of Bio-Plexus by us and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined consolidated financial statements.

The unaudited proforma condensed combined balance sheet is presented to give effect to the purchase as if it occurred on June 30, 2002. The unaudited proforma condensed combined statements of operations is presented as if the purchase had occurred on January 1, 2001.

Under the purchase method of accounting, the total estimated purchase price is allocated to net tangible and intangible assets of Bio-Plexus, based on their fair values on the date of the purchase. The fair values reflected in the unaudited pro forma condensed combined financial statements are our preliminary estimates. Final determination of those values will be made before completion of our December 31, 2002 consolidated financial statements.

Further, the unaudited pro forma condensed combined consolidated balance sheet includes certain adjustments and liabilities related to the integration of us and Bio-Plexus, and there may be additional adjustments and liabilities identified as we make further progress in integration planning. However, liabilities for severance and other costs related to Bio-Plexus employees and costs, if any, related to exiting certain Bio-Plexus activities would affect amounts in the pro forma financial statements. The unaudited pro forma condensed combined consolidated statements of operations do not reflect any pro forma effect of expense reductions for portions of the periods before they were actually achieved by Bio-Plexus, nor do they reflect the effect of expense reductions that we expect to implement as part of the integration of Bio-Plexus's operations with our operations. Further, the pro forma condensed combined consolidated financial statements also do not include the effects of tax positions available to us or the use of any of Bio-Plexus's tax loss carryforwards.

The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes filed with the Securities and Exchange Commission and the financial statements of Bio-Plexus filed with the Securities and Exchange Commission and incorporated herein by reference.

The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial position that we would have reported had the purchase of Bio-Plexus occurred on the dates presented, and should not be taken as representative of our future consolidated results of operations or financial position.

                                             ICU MEDICAL, INC. AND BIO-PLEXUS, INC.
                              Unaudited Pro Forma Condensed Combined Consolidated Balance Sheets
                                                        June 30, 2002
                                     (all dollar amounts in thousands except share data)

                                                            ASSETS

                                                              Historical
                                                 ------------------------------------          Pro Forma            Pro Forma
                                                 ICU Medical, Inc.   Bio-Plexus, Inc.         Adjustments           Combined
                                                 -----------------   ----------------         -----------           --------
CURRENT ASSETS:
      Cash and cash equivalents                      $    1,590        $    2,325            $     (178)(a)        $    3,737
      Liquid investments                                 86,126                --                (9,946)(a)            76,180
                                                     -----------       -----------           -----------           -----------
            Cash and liquid investments                  87,716             2,325               (10,124)               79,917

      Accounts receivable, net                           16,554               785                                      17,339
      Inventories                                         3,399             1,721                                       5,120
      Prepaid expenses and other                          1,365               174                                       1,539
      Deferred income taxes - current portion             2,113                --                                       2,113
                                                     -----------       -----------           -----------           -----------
               Total current assets                     111,147             5,005               (10,124)              106,028
                                                     -----------       -----------           -----------           -----------

PROPERTY AND EQUIPMENT, net                              27,164             7,317                (3,629)(b)            30,852
DEFERRED INCOME TAXES                                       963                --                  (222)(f)               741
AMORTIZABLE INTANGIBLE ASSETS                                --               419                 4,306 (c)             4,725
OTHER ASSETS                                                776               316                  (316)(d)               776
                                                     -----------       -----------           -----------           -----------
                                                     $  140,050        $   13,057                (9,985)              143,122
                                                     ===========       ===========           ===========           ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Current portion of long-term debt                $       --        $       63            $       --            $       63
    Accounts payable                                      2,783               602                                       3,385
    Accrued liabilities                                   6,598               208                 1,032 (e)             7,838
                                                     -----------       -----------           -----------           -----------
               Total current liabilities                  9,381               873                 1,032                11,286
                                                     -----------       -----------           -----------           -----------

LONG-TERM DEBT                                                              3,667                (2,500)(d)             1,167

STOCKHOLDERS' EQUITY:
    Preferred stock
    Common stock                                          1,387                12                   (12)(h)             1,387
    Additional paid-in capital                           58,749            99,234               (99,234)(h)            58,749
    Retained earnings                                    70,533           (90,729)               90,729 (h)            70,533
                                                     -----------       -----------           -----------           -----------
               Total stockholders' equity               130,669             8,517                (8,517)              130,669
                                                     -----------       -----------           -----------           -----------
                                                     $  140,050        $   13,057            $   (9,985)           $  143,122
                                                     ===========       ===========           ===========           ===========

     The accompanying notes are an integral part of these pro forma condensed combined consolidated financial statements.

                                                              6

                                             ICU MEDICAL, INC.AND BIO-PLEXUS, INC.
                         Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations
                                             For the Year Ended December 31, 2001
                              (all dollar amounts in thousands except share and per share data)

                                                            Historical
                                               ------------------------------------         Pro Forma              Pro Forma
                                               ICU Medical, Inc.   Bio-Plexus, Inc.        Adjustments             Combined
                                               -----------------   ----------------        -----------             --------
NET SALES                                      $     69,055         $      6,371                                 $     75,426
COST OF GOODS SOLD                                   28,932                4,343         $       (372)(b)              32,903

                                               -------------        -------------        -------------           -------------
       Gross profit                                  40,123                2,028                  372                  42,523
                                               -------------        -------------        -------------           -------------

OPERATING EXPENSES:
    Selling, general and administrative              16,816                6,323                  606 (c)              23,745
    Research and development                          1,188                1,538                                        2,726

                                               -------------        -------------        -------------           -------------
       Total operating expenses                      18,004                7,861                  606                  26,471
                                               -------------        -------------        -------------           -------------

       Income from operations                        22,119               (5,833)                (234)                 16,052

INVESTMENT INCOME                                     1,988                   66                2,054
FINANCING EXPENSE                                        --                 (917)                 801 (g)                (116)
REORGANIZATION COSTS                                                      (3,377)               2,741 (g)                (636)
                                               -------------        -------------        -------------           -------------

Income (loss) before income taxes                    24,107              (10,061)               3,308                  17,354

PROVISION FOR INCOME TAXES                            8,720                   --                  (91)(i)               8,629
                                               -------------        -------------        -------------           -------------

NET INCOME (LOSS)                              $     15,387         $    (10,061)        $      3,399            $      8,725
                                               =============        =============        =============           =============


NET INCOME PER SHARE
       Basic                                   $       1.20         ($      1.65)                                $       0.68
       Diluted                                 $       1.06         ($      1.65)                                $       0.60
                                               =============        =============                                =============

WEIGHTED AVERAGE NUMBER OF SHARES
       Basic                                     12,840,556            6,081,913                                   12,840,556
       Diluted                                   14,454,087            6,081,913                                   14,454,087
                                               =============        =============                                =============

     The accompanying notes are an integral part of these pro forma condensed combined consolidated financial statements.

                                                              7

                                             ICU MEDICAL, INC.AND BIO-PLEXUS, INC.
                         Unaudited Pro Forma Condensed Combined Consolidated Statements of Operations
                                            For the Six Months Ended June 30, 2002
                              (all dollar amounts in thousands except share and per share data)

                                                            Historical
                                               ------------------------------------         Pro Forma              Pro Forma
                                               ICU Medical, Inc.   Bio-Plexus, Inc.        Adjustments             Combined
                                               -----------------   ----------------        -----------             --------
NET SALES                                       $     43,573        $      3,950                                 $     47,523
COST OF GOODS SOLD                                    17,888               2,407         $       (307)(b)              19,988

                                                -------------       -------------        -------------           -------------
      Gross profit                                    25,685               1,543                  307                  27,535
                                                -------------       -------------        -------------           -------------

OPERATING EXPENSES:
    Selling, general and administrative               10,655               2,819                  302 (c)              13,776
    Research and development                             649                 509                                        1,158

                                                -------------       -------------        -------------           -------------
      Total operating expenses                        11,304               3,328                  302                  14,934
                                                -------------       -------------        -------------           -------------

      Income from operations                          14,381              (1,785)                   5                  12,601

INVESTMENT INCOME                                        740                  13                                          753
FINANCING EXPENSE                                         --                 (67)                   9 (g)                 (58)
                                                -------------       -------------        -------------           -------------

      Income (loss)  before income taxes              15,121              (1,839)                  14                  13,296

PROVISION FOR INCOME TAXES                             5,600                  --                    5 (i)               5,605
                                                -------------       -------------        -------------           -------------

NET INCOME (LOSS)                               $      9,521        $     (1,839)        $          9            $      7,691
                                                =============       =============        =============           =============


NET INCOME PER SHARE
      Basic                                     $       0.70        ($      0.16)                                $       0.56
      Diluted                                   $       0.62        ($      0.16)                                $       0.50
                                                =============       =============                                =============

WEIGHTED AVERAGE NUMBER OF SHARES
      Basic                                       13,616,595          11,559,482                                   13,616,595
      Diluted                                     15,234,707          11,559,482                                   15,234,707
                                                =============       =============                                =============

     The accompanying notes are an integral part of these pro forma condensed combined consolidated financial statements.

                                                              8

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL
STATEMENTS

1.       BASIS OF PRO FORMA PRESENTATION

On October 31, 2002, ICU Medical, Inc. (the "Company acquired the following securities of Bio-Plexus, Inc. from ComVest Venture Partners L.P., and certain other investors ("ComVest"):

                  9,695,961 shares of Common Stock, representing 84% of the common stock outstanding

                  Warrants to purchase 1,294,788 shares of Common Stock at an exercise price of $2.28 per share;

                  $2,499,999, 7% Senior Subordinated Non-convertible Promissory Notes (the "Notes").

                  The aggregate consideration paid was $6,404,667 for the Common Stock and warrants and $2,499,999 for the Notes. In addition, the Company paid Commonwealth Associates, L.P. a termination fee of $290,879.

                  All consideration was paid in cash from working capital of the Company.

         On November 4, 2002, the Company acquired 99,350 shares of Common Stock of Bio-Plexus, Inc. from certain shareholders for aggregate consideration of $65,626, equal to $0.66055 per share, the same price paid to ComVest. All consideration was paid in cash from working capital of the Company.

         On November 7, Bio-Plexus, Inc. issued and sold 3,789,078 shares of Common Stock of Bio-Plexus, Inc. to the Company in cancellation of the Notes and accrued interest at the rate of one share for each $0.66055 of indebtedness cancelled.

         On November 12, 2002, the Company acquired 99,891 shares of Common Stock of Bio-Plexus, Inc. from a stockholder for aggregate consideration of $65,983, equal to $0.66055 per share, the same price paid to ComVest. All consideration was paid in cash from working capital of the Company.

         On November 13, 2002 the Company contributed 13,684,280 shares of Common Stock of Bio-Plexus, Inc., representing 90.9% of Bio-Plexus, Inc.'s outstanding Common Stock, to Bio-Plexus Merger Corp., Inc. a wholly-owned subsidiary of the Company Bio-Plexus Merger Corp., was merged into Bio-Plexus, Inc.; the 1,375,415 outstanding shares of Bio-Plexus, Inc. not owned by the Company became a right to receive $908,599 cash, at a rate of $0.6606 per share; and Bio-Plexus, Inc. became a wholly-owned subsidiary of the Company. The cash consideration will be paid from working capital of the Company.

         The transaction will be accounted for as a purchase under generally accepted accounting principles.


         The estimated total purchase price of Bio-Plexus, Inc. is as follows (in thousands):

         Payment to ComVest for common stock and Notes                $ 8,905
         Payment to other common stockholders                           1,041
         Estimated transaction costs                                      505
         Estimated integration costs, principally employee severance      527
                                                                      --------
         Total estimated purchase price                               $10,978
                                                                      ========

Under the purchase method of accounting, the total estimated purchase price as shown in the table above is allocated to net tangible and intangible assets of Bio-Plexus, based on their fair values on the date of the purchase. The fair values reflected in the unaudited pro forma condensed combined financial statements are preliminary estimates by the Company and are subject to material change. Final determination of those values will be made before completion of the Company's December 31, 2002 consolidated financial statements. Based on the preliminary estimates by the Company, the estimated purchase price is allocated as follows:

         Net tangible assets                                          $ 6,475
         Amortizable intangible assets                                  4,725
         Reduction of net deferred tax asset                            (222)
                                                                      --------
         Total estimated purchase price allocation                    $10,978
                                                                      ========

For the purpose of the pro-forma financial statements, current assets and liabilities of Bio-Plexus were included at their values in the financial statements of Bio-Plexus. There may be certain adjustments to those amounts when the Company completes the purchase price allocation, but they are not expected to be significant individually or in the aggregate.

Values of property and equipment were estimated on the following bases: Land, Building and Building Improvements at estimated fair value if sold, giving recognition to the fact that certain improvements have little value on sale; assembly machines and molds at depreciated replacement cost after considering changes the Company expects to make in Bio-Plexus's manufacturing processes, design changes to the products, and products not to be continued, and use of the Company's depreciation lives, which are generally shorter than those of Bio-Plexus, all of which resulted in estimated values significantly below Bio-Plexus's historical book values; Other, consisting of furniture, fixtures and computer equipment, at the estimated replacement cost of those assets which the Company expects to retain.

Amortizable intangible assets consist principally of amounts allocated to the estimated future value of royalty agreements ($2,487) and the estimated value of Bio-Plexus's patents ($2,063). The balance relates to customer contracts and trademarks. Values of amortizable intangible assets were estimated on the following bases: Patent Rights at the present value of the difference between what the Company estimates that it will sell the principal Punctur-Guard products as compared to other products in the market over the life of the Company's patents; Royalty Agreements at the present value of the minimum royalty payments that the Company expects to receive over the life of the patents.

The amounts reflected in the pro-forma financial statements reflect a reduction for a "bargain purchase" element, which could change significantly by tax positions that we may take.

The estimated depreciable bases of property and equipment is thirty years for the building and two to three years for machines, molds and other equipment. The estimated lives for amortization are ten years for patents and six years for royalty rights. All depreciation and amortization is on the straight line method.

The depreciation and amortization adjustments related to the differences between the amounts of the estimated purchase price allocation and the amounts in Bio-Plexus's historical financial statements are reflected as pro forma adjustments in the pro forma condensed combined consolidated statement of operations.

1.       PRO FORMA ADJUSTMENTS

Pro forma adjustments are necessary to reflect the differences between the historical book values in Bio-Plexus's financial statements and the estimated amounts allocated in the purchase price allocation, and the related effects on depreciation and amortization.

The pro forma combined provision for income taxes does not reflect the amounts that would have resulted if Bio-Plexus had been included on our consolidated income tax returns for the periods presented. Further, it does not include any benefit from the utilization of Bio-Plexus's net operating loss carryforward; the annual utilization of such loss carryforwards for federal income tax purposes is limited to the fair market value of Bio-Plexus immediately preceding the change in ownership by the long-term, tax-exempt rate prescribed by the Internal Revenue Service. We have not yet completed the calculation of the annual limitation, but preliminarily expect that it will be less than $200. Any benefit realized will be allocated to amortizable intangible assets until they are reduced to zero, and then to reduce income tax expense.

The purchase price allocation could be affected by tax positions that we may take that are still being evaluated.

The unaudited pro forma condensed combined consolidated balance sheets include certain adjustments and liabilities related to the integration of us and Bio-Plexus, and there may be additional adjustments and liabilities identified as we make further progress in integration planning. However, liabilities for severance and other costs related to Bio-Plexus employees and costs, if any, related to exiting certain Bio-Plexus activities would affect amounts in the pro forma financial statements.

The pro forma adjustments are as follows:

(a) Adjustment to reflect cash purchase price, and the payment of $178,000 by Bio-Plexus to acquire shares of its Common Stock from certain stockholders.
(b) Adjustment to record the difference between the preliminary estimate of fair value and historical amounts of Bio-Plexus's property, plant and equipment, and the resulting adjustment to depreciation.
(c) Adjustment to record the difference between the preliminary estimate of fair value and historical amounts of Bio-Plexus's intangible assets, and the resulting adjustment to amortization.
(d) Adjustment to eliminate debt retired at the time of the acquisition and related deferred debt costs.
(e)      Adjustment to reflect estimated transaction costs and integration costs
(f) Adjustment to reflect reduction in net deferred tax assets related to the pro forma adjustments.
(g) Adjustment to eliminate all debt expense except that related to a mortgage on Bio-Plexus's building and capital leases. All other debt had been previously retired at the time Bio-Plexus was reorganized under Chapter 11 of the Bankruptcy Code, or was retired as part of our acquisition of Bio-Plexus.
(h)      Adjustment to eliminate stockholders' equity accounts of Bio-Plexus
(i) Pro forma income tax effect of the pro forma adjustments. No adjustment has been made for the inclusion of Bio-Plexus's in ICU Medical's consolidated income tax returns.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2003

                                ICU MEDICAL, INC.



                                /s/ Francis J. O'Brien
                                ------------------------
                                Francis J. O'Brien
                                Secretary, Treasurer and
                                Chief Financial Officer